UNITED STATES
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Honeywell Discussion Topics 2016 ANNUAL MEETING OF SHAREOWNERS March 2016

2 Forward Looking Statements This report contains “forward - looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward - looking statements. Forward - looking statements are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward - looking statements. Our forward - looking statements are also subject to risks and uncertainties, which can affect our performance in both the near - and long - term. We identify the principal risks and uncertainties that affect our performance in our Form 10 - K and other filings with the Securities and Exchange Commission. Non - GAAP Disclaimer In ensuring alignment between pay and performance, Honeywell’s Management, Development and Compensation Committee (MDCC) compares Honeywell’s financial performance to the median performance of both our 14 company compensation peer group (which we refer to herein as our “Peer Group”) and a multi - industry peer group comprised of GE, EMR, MMM and UTX (which we refer to as our “Multi - Industry Peer Group”). This comparison is done using certain non - GAAP financial information that both Honeywell and each peer company utilizes in its financial disclosure and investor presentations. For Honeywell, we exclude the pension mark - to - market adjustment from Net Income , EPS and ROIC. With regard to the peer group medians, each peer company adjusts its GAAP financial results for net income and EPS in a different manner and their presentation of this non - GAAP information is subject to change from time to time. Definition Of Core Organic Growth Throughout this presentation, core organic sales growth refers to reported sales growth less the impacts from foreign currency translation, M&A and raw materials pass - through pricing in the Resins & Chemicals business of PMT. The raw materials pricing impact is excluded in instances where raw materials costs are passed through to customers, which drives fluctuations in selling prices not tied to volume growth.

3 Agenda • Review of HON Financial Performance - 2015 Results - Financial Performance versus Peer Group and Multi - Industry Peers • Shareowner Outreach • Executive Compensation - Program Design - 2015 Annual Incentive Plan Goals & Performance - 2014 - 2015 Growth Plan Cycle Goals & Performance - Shareowner Approval of New Equity Plans • Governance Update - Proxy Access - Shareowner Proposals • Board Diversity A nd Tenure

4Q 2015 Earnings Release January 29, 2016 Up 10 % Consistent Execution On All Fronts 2015 Financial Summary 4 Sales Segment Margin EPS 2014 2015 $5.5 6 2014 2015 FCF 2014 2015 16.6% 18.8% $3.9B $4.4B EPS, V% Exclude Any Pension Mark - to - Market Adjustment; FCF = Cash Flow From Operations Less Capital Expenditures $ 6.10 Up 11% Up 220 bps Up 1 % Core Organic Up 180 bps Ex - 4Q14 OEM Incentives 4Q14 OEM Incentives 17.0% 2014 2015 $37.9B $ 38.6 B $4 0.3 B F/X, FM, R&C Net of 4Q14 OEM Incentives Positive Core Organic Growth In Slower Macro Environment Best In - Class Segment Margin Performance 6 th Consecutive Year Of Double Digit Earnings Growth FCF Up Double Digit YoY

4Q 2015 Earnings Release January 29, 2016 HON Outperforming Peer Median Growth Compared To Peer Group Median 5 Sales EPS - 4.6% - 20.1% 8.9% Comp Peer Median Multi - Industry Peer Median HON Net Income 14.1% 11.7% 17.7% Comp Peer Median Multi - Industry Peer Median HON ROIC * - 1.0% - 18.0% 9.7% Comp Peer Median Multi - Industry Peer Median HON - 5.3% - 11.2% - 4.3% Comp Peer Median Multi - Industry Peer Median HON Note: In ensuring alignment between pay and performance, our compensation committee compares HON’s financial performance to the median performance of both our compensation peer group and a multi - industry peer group comprised of GE, EMR, MMM and UTX. This comparison is done using certai n non - GAAP financial information that both Honeywell and each peer company utilizes in its financial disclosure and investor presentations. For HON, we exclude the pension mark - to - market adjustment from Net Income and EPS. With regard to the peer group medians, each peer company adjusts its GAAP financial results for net income and EPS in a diffe ren t manner and their presentation of this non - GAAP information is subject to change from time to time. *ROIC = Adjusted Net I ncome Before Interest ☐ Net Investment (2 - Point Average ). Adjusted Net Income Before Interest = Net Income (Honeywell Ex - Pension MTM) + After - Tax Interest. Net Investment = Book Value of Equity + Total Debt Top Quartile Top Quartile

4Q 2015 Earnings Release January 29, 2016 Top Quartile Performance Without Benefit Of Share Buyback 6 Peer Comparison: Net Income/EPS (5 - Year) - 2% ~Flat 2% 3% 15% - 1% 2% 3% 6% 15% Multi - Industry Peer 1 Multi - Industry Peer 2 Multi - Industry Peer 3 Multi - Industry Peer 4 HON Note: Reflects 2010 – 2015 Fiscal Year Data; Multi - Industry Peers Include GE, EMR, MMM, UTX; HON Percentile Rank Relative To Compensation Peer Group 1) HON Net Income and EPS Exclude Pension Mark - To - Market Adjustment (4%) (11%) (6%) (12%) 1% (9%) Dil. Share Count Δ (1) Net Income CAGR EPS CAGR Comp Peer Median Comp Peer Median 3 % NI CAGR 7% EPS CAGR HON NI Percentile Rank = 89% HON EPS Percentile Rank = 93%

4Q 2015 Earnings Release January 29, 2016 Consistently Outperforming Peers And Market Total Shareowner Return 7 Percentages Reflect Cumulative Growth Over The Period Comp Peer Median Reflects Compensation Peer Group Median; Multi - Industry Peer Median Includes GE, EMR, MMM, UTX Updated as of December 31, 2015; 1 - year period begins 1/1/2015, 3 - year period begins 1/1/2013, 5 - year period begins 1/1/2011, 10 - year period begins 1/1/2006 1.4% 0.9% - 10.2% 5.8% S&P Comp Peer Median Multi - Industry Peer Median HON 1 - YR 5 - YR 102.4% 125.4% 92.5% 254.0% S&P Comp Peer Median Multi - Industry Peer Median HON 10 - YR HON Percentile Rank = 56% HON Percentile Rank = 69% HON Percentile Rank = 81% 52.6% 72.5% 44.7% 73.5% S&P Comp Peer Median Multi - Industry Peer Median HON 3 - YR HON Percentile Rank = 52% HON Annual TSR • 2015 = 6% • 2014 = 12% • 2013 = 47% • 2012 = 20% • 2011 = 5% 80.8% 88.9% 67.4% 118.1% S&P Comp Peer Median Multi - Industry Peer Median HON

8 Shareowner Outreach

Large Investors Supportive Of HON Compensation 9 Shareowner Outreach • Rigorous year - round engagement with shareowners • Prior to 2015 annual meeting, reached out to top 75 shareowners: 40 of 75 met with us (56% of the vote) • Of the 40 investors, only 2 told us they would vote against HON on Say on Pay - One of those investors voted against HON solely on basis of “one off” grants in 2014 • Solicited and received constructive feedback on executive compensation: - HON’s compensation programs held in very high regard. - Majority comfortable with alignment of pay and performance and mix of pay elements - Felt our financial performance metrics for ICP and Growth Plan were robust and appropriate (i.e ., consistent with guidance and aligned with our L - T financial goals) • Following 2015 annual meeting, invited 30 largest shareowners to engage in 1:1 meetings - Met with 14 investors representing approximately one - third of the vote - Elevated Board visibility with HON Board member participating for first time - Most felt 70% Say on Pay vote was due to 2014 “one - off’s” perceived to be outside the regular comp program and impact of proxy advisory services’ negative recommendation

10 Executive Compensation

Balanced Program – Aligned With Shareowner Interests 11 Executive Compensation Plan Overview Base Salary 8% Annual Incentive Plan 23% Growth Plan* 28% Stock Options 41% Elements of Incentive Compensation Compensation Element Type of Compensation Link to Performance Short - Term Incentive Awards Annual Incentive Compensation Plan (ICP) Variable Annual Cash • Motivate and reward executives to achieve annual goals in key areas of financial and operational performance Long - Term Incentive (LTI) Awards Growth Plan Units Variable, Performance - Based Cash • Two - year financial goals tied to Total Sales, Segment Margin Expansion, and ROI

Expansion • Awards are non - overlapping so full earned value reported in second year of cycle • Payouts extend into the third and fourth years Equity Stock Options* Performance - Adjusted RSUs • Stock options granted annually. Vest over 4 - years. 2015 Options issued with Strike Price of $103.90. Reported value reflects $121.13 stock price (i.e. $17.23 Black - Scholes value). • P - A RSUs last issued in 2014 (none to CEO). • Granted every other year, • TSR modifier of +/ - 30% based on 1 and 3 - year relative TSR ranking against comp peers. Approx. Weighting of 2015 CEO Compensation 92% of 2015 CEO Compensation is “At - Risk” Performance - based * Actual earned amount annualized due to non - overlapping cycles * Officers are encouraged to hold stock options at least 6 or 7 years into their 10 - year term. Net shares received from Stock Option exercises must be held additional year before they can be sold.

Primary Focus On Year - Over - Year Improvement 12 Annual ICP – 2015 We Set Challenging Short - Term Performance Targets and Reward Year - over - Year Improvements $79.1B $82.7B 2014 Actual 2015 Targets 2015 Target vs. 2014 Actual 2015 Actual 2015 Actual vs. 2014 Actual Earnings per Share (EPS) (1) $5.56 $6.05 9% $6.10 10% Free Cash Flow ($ Billions) (2) $3.93 $4.25 8% $4.38 11% Working Capital Turns (3) 7.0 7.2 .2 turns 6.6 - .4 Turns 6th Consecutive Year of Double Digit Earnings Growth Includes $1.1 Billion of CapEx Enabled 15% Dividend Increase Pre - Established ICP Goals Impacted by WC Growth Investments and Macroeconomic Factors (1) EPS ex - pension MTM adjustment. Most important measure of near - term profitabilty that should directly influence stock price. Execution/Advancement of L - T Strategic Goals (e.g. M&A, Cost Management, Contract Wins, New Product Introductions, etc.) Individual Award = Performance "V" Applied to Prior Year Actual ICP Award; Modified by Individual Assessment Performance in the context of Industry & Macroeconomic Conditions (e.g. Slow Growth Environment, Strong Dollar, Lower Oil Pri ces ) (3) Internal metric intended to focus business - level executives on cash & inventory activities they directly control. Less infl uence at Corp Level. Reinstating focus on EPS and FCF only in 2016. (2) Cash Flow from Operations less Capital Expenditures. Indicates quality of earnings & incremental cash generated that can be deployed to enhance shareowner value. Operational & TSR Performance compared to Comp Peer Group Companies & Multi - Industry Peers Supplemental Performance Criteria Considered Performance on broad set of Financial Metrics - HON & SBG Level (vs. Compared to Prior Year Actual performance and AOP)

Payout Reflects Exceptional Operational Performance 13 2014 - 2015 Growth Plan We Issue Quarterly Progress Reports To Participating Executives To Maintain Focus On Goals $79.1B $82.7B Target Improvement Required Vs. 2013 Payout % Total Sales (2-years) $82.74B 3.9% CAGR $79.88B 1.5% CAGR 50% 2015 Segment Margin 17.3% +100 bps 18.5% +220 bps 200% 2015 ROI 22.8% +120 bps 24.0% +240 bps 200% Total HON = 149% Aggressive Goal in Slow Growth Environment. Aligned with 2018 L-T Targets. No Adjustment for Changes in FX over Cycle. Impact of M&A Excluded From Calculations. Inputs to Target Development Goal Aligned with 2018 L-T Targets. Segment Profit Dollar Improvement Generated by Expansion Target Comparable to Prior Cycle. Robust Target Set Higher than the Goal for the Prior Cycle. Goal Considered CapEx Investments Over Cycle Per Strategic Plan. Measures Operational Improvements on Balance Sheet. Plan Design Features Note: bps = basis points; ROI = return on investment (excludes cash, M&A and pension expense/income changes) 2014-2015 Growth Plan Metrics & Performance Plan is 100% Formulaic (Not Subject to Discretionary Adjustment). Actual Performance SBG Executives: 50% based on SBG performance and 50% based on Total HON. MDCC Annualizes When Planning NEO Compensation - Half of Reported Award Considered Earned in 2015 Full Cycle Award Reported in Second Year of 2-Year Performance Cycle (e.g. 2016 Summary Compensation Table). Non-Overlapping Performance Cycles Eliminates Confusion Over Goals Often Associated with Overlapping Cycle Plans. Earned Awards for the 14-15 Cycle are Paid in 1Q 2016 and 1Q 2017. Deferred Payment Cycle Enhances Retention. SEC Reporting - Summary Compensation Table

HON Outperforming Peer Median 14 2014 - 2015 Growth Plan: Relative Performance Context Reported Sales (2 - Yr CAGR ) EPS (2 - Yr CAGR ) 1.4% - 10.1% 10.2% Comp Peer Median Multi - Industry Peer Median HON Net Income (2 - Yr CAGR ) 9.0% 0.4% 10.8% Comp Peer Median Multi - Industry Peer Median HON - 1.7% - 5.0% - 0.6% Comp Peer Median Multi - Industry Peer Median HON Note: Reflects Fiscal Year 2014 & 2015 Performance; HON Net Income and EPS Exclude Pension MTM; Peer Median Reflects Compensation Peer Group Median; Multi - Industry Peer Median Includes GE, EMR, MMM, and UTX . Peer EPS & Net Income numbers reflect Non - GAAP financial information as determined by the relevant peer company. TSR (2 - Yr) 15.3% 14.3% 0.6% 18.0% S&P Comp Peer Median Multi - Industry Peer Median HON

Seeking Approval Of Both Stock Plans In 2016 2016 Stock Plan Proposals • Seeking Shareowner approval of new Employee & Director Stock Plans in 2016 - Upon approval , no additional shares will be issued under current plans • Equity Spend under Current Plans has been maintained at Acceptable Levels - Annual Burn Rate has ranged from .91% to 1.1% • Share Request should be within Acceptable Parameters - Potential Dilution Okay to Institutional Shareowner Guidelines - Flexible Share Pool Design for Employee Plan (similar to 2011 Plan) - Expect Employee Plan to Last 4 - 5 Years • Plan Features are Shareowner - Friendly - Exercise Price of Options/SARs at least 100% of Fair Market Value at grant - Double - trigger CIC vesting - Minimum Vesting and Maximum 10 - Year Options Term provisions - No Repricing of Options/SARs without Shareowner approval - No Evergreen or Reload features - Shares Not Issued for Taxes, Options cost, or SARs Not Added Back to Available Plan Shares - Comprehensive Clawback Policy - ‘For Consideration’ Transfers are Prohibited 15

16 Governance Update

Overwhelming Shareowner Support For Proxy Access 17 Honeywell Unilaterally Adopted A Proxy Access Bylaw Amendment • Honeywell’s (HON’s) Board of Directors met on December 11, 2015 and unanimously approved a bylaw amendment to adopt proxy access - HON’s proxy access bylaw amendment is substantially similar to the 2010 SEC proxy access rule ▪ 3% of HON’s shareowners who have held their shares for at least 3 consecutive years may nominate candidates to serve as directors for up to 20% of the seats on the Board of Directors ( or, a minimum of 2 directors) - The terms of HON’s bylaw amendment are described on the following page • HON’s decision to adopt proxy access was based on feedback that HON received from its largest shareowners - 9 of HON’s largest 10 shareowners expressed support for some form of proxy access - 4 of HON’s top 10 shareowners explicitly communicated their desire that HON unilaterally adopt proxy access in advance of the 2016 shareowners’ meeting - HON received two shareowner proxy access proposals which have been withdrawn

Bylaw Amendment Consistent With SEC’s 2010 Rulemaking 18 Summary Of HON’s Proxy Access Bylaw Amendment • Ownership Threshold : Ownership of 3% of outstanding HON shares • Required Ownership Period : 3 year holding period • Formation of Shareowner Groups : Limit of 20 shareowners to meet the 3% ownership requirement - Allow aggregation of funds under common management as single shareowner • Maximum number of nominees : 20% of Board seats or minimum 2 seats • Definition of Ownership : Holder required to have full economic and voting rights - Excludes borrowed shares, shares subject to options, derivatives or similar agreements - Loaned stock is considered owned as long as it is recallable within 5 days • Proxy Disclosure : Permit 500 word statement of support in the proxy for the candidate • Nominee Eligibility : Required disclosure by nominees of any third party compensation arrangements • Treatment of Incumbent Directors Elected as a Result of Proxy Access: Incumbent directors elected via proxy access count against maximum number of nominees for 2 years after their election • Repeat Nominee Eligibility Restrictions : Exclude candidates who fail to receive 25 % of votes cast in a previous annual meeting for 3 years • Disclosure on Holding Shares Post - Election : No requirement to hold shares post election; however, requirement to disclose whether nominating shareowner intends to hold the shares post - election

No New Shareowner Proposals In 2016 19 2016 Shareowner Proposals • Separation of Chairman and CEO Roles: - 8 th year that HON has received this proposal - In 2015, ~29 % voted “For” (down 19% from 2014) - Significant improvement compared to 2014 due largely to implementation of HON’s Lead Director structure in December 2014 • Right To Act By Written Consent: - 6 th year that HON has received this proposal - In 2015, ~36 % voted “For” (down 1% from 2014) - Most shareowners believe that right to call a special meeting by 20% of HON outstanding shares is sufficient • Political Spending Disclosure: - 4 th year that HON has received this proposal - ~29% voted “For” (down 3% from 2014) - Significant enhancements made to HON’s political lobbying & contributions disclosure in 2014 - HON in “top tier” according CPA - Zicklin Index

20 Board Diversity/Tenure

21 Balanced Tenure And Diversity Women Hispanic African-American Non-U.S. Citizen No. of HON Directors 3 3 2 2 % of HON Non-Employee Directors 27% 27% 18% 18% • The Board carefully considers the appropriate balance among new, mid, and long - tenured directors. Director Diversity • Diversity a core value of Honeywell, and Board composition reflects diversity of gender, race, ethnicity and nationality: Director Tenure

22 Appendix

Finance FP&A And Decision Making Honeywell Confidential Comparable Working Capital Turns* HON Outperforming Except EMR 23 * Obtaining comparable data for all peers is extremely difficult (i.e. COL capitalizes R&D and GE factors its receivable to GECC). Set forth above is an analysis of companies who disclose financial information in comparable format to HON. Simple Turns = 12 Month Sales / Quarter - end WC Balance WC Excludes Customer Advances 4Q15 Last 8 Quarters 5.6 2.0 3.0 4.0 5.0 6.0 7.0 UTX ITW MMM DHR HON EMR Average* – 5 .1 Top 3 Average* – 5.3 4.5 5.0 5.5 6.0 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 HON Average Top 3 Average

24 Appendix Reconciliation of non - GAAP Measures to GAAP Measures

Core Organic Sales Growth Reconciliation 25 Throughout this presentation, core organic sales growth refers to reported sales growth less the impacts from foreign currency translation, M&A and raw materials pass - through pricing in the Resins & Chemicals business of PMT. The raw materials pricing impact is excluded in instances where raw materials costs are passed through to customers, which drives fluctuations in selling prices not tied to volume growth. Honeywell 2015 Reported Sales Growth (4%) Foreign Currency Translation, Acquisitions, Divestitures and Other 4% Raw Materials Pricing in R&C 1% Core Organic Sales Growth 1%

Reconciliation of Segment Profit to Operating Income and Calculation of Segment Profit and Operating Income Margins 26 ($M) 2014 2015 Segment Profit $6,696 $7,256 Stock Based Compensation (1) (187) (175) Repositioning and Other (1, 2) (634) (576) Pension Ongoing (Expense)/Income (1) 254 430 Pension Mark-to-Market Adjustment (1) (249) (67) OPEB (Expense)/Income (1) (49) (40) Operating Income $5,831 $6,828 Segment Profit $6,696 $7,256 ÷ Sales $40,306 $38,581 Segment Profit Margin % 16.6% 18.8% Operating Income $5,831 $6,828 ÷ Sales $40,306 $38,581 Operating Income Margin % 14.5% 17.7% (1) Included in cost of products and services sold and selling, general and administrative expenses. (2) Includes repositioning, asbestos, environmental expenses and equity income adjustment.

Reconciliation of EPS to EPS, Excluding Pension Mark - to - Market Adjustment 27 2009 (1) 2010 (2) 2011 (3) 2012 (4) 2013 (5) 2014 (6) 2015 (7) EPS $2.05 $2.59 $2.61 $3.69 $4.92 $5.33 $6.04 Pension Mark-to-Market Adjustment 0.64 0.41 1.44 0.79 0.05 0.23 0.06 EPS, Excluding Pension Mark-to-Market Adjustment $2.69 $3.00 $4.05 $4.48 $4.97 $5.56 $6.10 (1) Utilizes weighted average shares of 755.7 million. Mark-to-market uses a blended tax rate of 34.4%. (2) Utilizes weighted average shares of 780.9 million. Mark-to-market uses a blended tax rate of 32.3%. (3) Utilizes weighted average shares of 791.6 million. Mark-to-market uses a blended tax rate of 36.9%. (4) Utilizes weighted average shares of 791.9 million. Mark-to-market uses a blended tax rate of 35.0%. (5) Utilizes weighted average shares of 797.3 million. Mark-to-market uses a blended tax rate of 25.5%. (6) Utilizes weighted average shares of 795.2 million. Mark-to-market uses a blended tax rate of 28.1%. (7) Utilizes weighted average shares of 789.3 million. Mark-to-market uses a blended tax rate of 36.1%.

Reconciliation of Net Income Attributable to Honeywell to Net Income Attributable to Honeywell, Excluding Pension Mark - to - Market Adjustment 28 ($M) 2010 2011 2012 2013 2014 2015 Net Income Attributable to Honeywell $2,022 $2,067 $2,926 $3,924 $4,239 $4,768 Pension Mark-to-Market Adjustment, Net of Tax (1) 319 1,137 622 38 179 43 Net Income Attributable to Honeywell Excluding Pension Mark-to-Market Adjustment $2,341 $3,204 $3,548 $3,962 $4,418 $4,811 (1) Mark-to-market uses a blended tax rate of 32.3%, 36.9%, 35.0%, 25.5%, 28.1% and 36.1% for 2010, 2011, 2012, 2013, 2014 and 2015.

Reconciliation of Cash Provided by Operating Activities to Free Cash Flow 29 ($M) 2014 2015 Cash Provided by Operating Activities $5,024 $5,454 Expenditures for Property, Plant and Equipment ($1,094) ($1,073) Free Cash Flow $3,930 $4,381